Exhibit 99.1
REALNETWORKS ANNOUNCES THIRD QUARTER 2015 RESULTS

•	New Verizon collaboration brings RealTimes® to millions of mobile cloud subscribers;

•	Casual Games business grows 15% sequentially, driven by Delicious™ franchise;

•	Completed sale of Slingo and social casino games for $18 million;

•	Significantly reducing operating expenses and cash burn; and

•	Cash and short-term investments of $112.2 million

SEATTLE - November 9, 2015 - RealNetworks, Inc. (Nasdaq: RNWK), a leader in personal digital entertainment, today announced results for the third quarter ended September 30, 2015.
For the third quarter of 2015, revenue was $30.8 million. Excluding revenue from the Slingo and social casino games business, which was sold during the third quarter of 2015, revenue was $29.8 million, compared to $31.8 million in the previous quarter and $32.7 million in the third quarter of 2014.
“Our RealTimes go-to-market strategy to leverage mobile carriers and other partners is gaining traction,” said Rob Glaser, Chairman and CEO of RealNetworks. “Our new collaboration with Verizon, the largest mobile service provider in North America, is a major step forward that will drive both revenue and distribution for RealTimes.”
“At the same time, we’re taking steps to cut costs and rebalance our resources to focus on our best and most leveraged opportunities. During the third quarter, we completed the sale of the Slingo and social casino games business. Last week, we implemented a plan to significantly reduce operating expenses and cash burn by moving off of legacy e-commerce platforms, and we're taking other steps to refocus the RealPlayer and RealTimes teams going forward.
Additionally, we will continue to reinvest in our Casual Games business, which grew 15% sequentially, driven by the success of our Delicious franchise. We are also pleased with continued growth at the Rhapsody music service, in which we play a significant role and have a large ownership stake.”
GAAP net loss for the third quarter of 2015 was $(21.2) million or $(0.59) per diluted share, compared to $(22.2) million or $(0.62) per diluted share in the third quarter of 2014. GAAP results for the third quarter of 2015 include $5.2 million severance, restructuring and lease exit charges related to the Company's ongoing cost reduction efforts. Adjusted EBITDA for the third quarter of 2015 was a loss of $(12.2) million, compared to $(14.4) million for the third quarter of 2014. A reconciliation of GAAP operating income (loss) to adjusted EBITDA is provided in the financial tables that accompany this release.
As of September 30, 2015, the company had $112.2 million in unrestricted cash, cash equivalents and short-term investments, comparable to its position as of June 30, 2015. During the third quarter, the Company received $10.0 million from the sale of the Slingo and social casino games business, with the remaining $8 million due in coming years. The Company also received $5.2 million from Rhapsody for the full repayment of a loan, plus interest.

Business Outlook

For the fourth quarter of 2015, RealNetworks expects total revenue in the range of $26 million to $29 million and an adjusted EBITDA loss for the fourth quarter in the range of $(5.0) million to $(8.0) million.

Webcast and Conference Call Information

The company will host a conference call today to review results and discuss the company’s performance at 5 p.m. ET/2 p.m. PT. You may join the conference call by calling 888-790-3440 or +1-517-308-9350 (Passcode: Third Quarter Earnings). A live webcast of the call will be available at http://investor.realnetworks.com/ and an on-demand webcast will be available approximately one hour following the conclusion of the conference call. A telephonic replay will be available until 11:59 p.m. PT, November 30, 2015 by calling 866-375-1051 or +1-203-369-0291 (Passcode: 1192015).

For More Information

Michael Newman, StreetConnect
Investor Relations for RealNetworks
+1-206-729-3625
IR@realnetworks.com

RNWK-F

About RealNetworks

RealNetworks creates innovative applications and services that make it easy to connect with and enjoy digital media. RealNetworks invented the streaming media category in 1995 and continues to connect consumers with their digital media both directly and through partners, aiming to support every network, device, media type and social network. RealNetworks’ corporate information is located at www.realnetworks.com/about-us.

RealNetworks and RealTimes are trademarks or registered trademarks of RealNetworks, Inc. or its subsidiaries. All other companies or products listed herein are trademarks or registered trademarks of their respective owners.

About Non-GAAP Financial Measures
To supplement RealNetworks' consolidated financial information presented in accordance with GAAP in this press release, the company also discloses certain non-GAAP financial measures, including adjusted EBITDA and adjusted EBITDA by reportable segment, which management believes provide investors with useful information.
In the financial tables of our earnings press release, RealNetworks has included reconciliations of GAAP operating income (loss) to adjusted EBITDA and to adjusted EBITDA by reportable segment.
The rationale for management's use of non-GAAP measures is included in the supplementary materials presented with the quarterly earnings materials. Please refer to Exhibit 99.2 (“Information Regarding Non-GAAP Financial Measures”) to the company's report on Form 8-K, which is being submitted today to the SEC.

Forward-Looking Statements

This press release contains forward-looking statements that involve risks and uncertainties, including statements relating to RealNetworks' current expectations regarding future revenue and adjusted EBITDA, our future growth, profitability, and market position, our strategic focus and initiatives, agreements with partners, and the growth and future prospects relating to our Rhapsody affiliate. All statements contained in this press release that do not relate to matters of historical fact should be considered forward-looking statements. These statements reflect RealNetworks’ expectations as of today, and actual results may differ materially from the results predicted. Factors that could cause actual results to differ from the results predicted include: RealNetworks' ability to realize operating efficiencies, growth and other benefits from the implementation of its growth plan, strategic initiatives, and restructuring efforts; the emergence of new entrants and competition in the market for digital media products and services; other competitive risks, including the growth of competing technologies, products and services; the potential outcomes and effects of claims and legal proceedings on RealNetworks' business, prospects, financial condition or results of operations; risks associated with key customer or strategic relationships, business acquisitions and the introduction of new products and services; changes in consumer and advertising spending in response to disruptions in the global financial markets; fluctuations in foreign currencies; and changes in RealNetworks' effective tax rate. More information about potential risk factors that could affect RealNetworks' business and financial results is included in RealNetworks' annual report on Form 10-K for the most recent year ended December 31, its quarterly reports on Form 10-Q and in other reports and documents filed by RealNetworks from time to time with the Securities and Exchange Commission. The preparation of RealNetworks' financial statements and forward-looking financial guidance requires the company to make estimates and assumptions that affect the reported amount of assets and liabilities, and revenues and expenses during the reported period.  Actual results may differ materially from these estimates under different assumptions or conditions. The company assumes no obligation to update any forward-looking statements or information, which are in effect as of their respective dates.

RealNetworks, Inc. and Subsidiaries
Condensed Consolidated Statements of Operations
(Unaudited)

	Quarters Ended September 30,		Nine Months Ended September 30,

	2015	2014	2015	2014
	(in thousands, except per share data)

Net revenue	$30,823	$34,157	$95,374	$120,706
Cost of revenue	18,090	18,928	54,469	58,500
Extinguishment of liability	—	—	—	(10,580)
Gross profit	12,733	15,229	40,905	72,786

Operating expenses:
Research and development	10,501	12,784	34,681	40,110
Sales and marketing	11,938	13,283	38,822	51,022
General and administrative	7,021	7,723	21,312	25,617
Restructuring and other charges	3,114	2,048	5,563	3,805
Lease exit and related charges	2,121	154	2,208	703

Total operating expenses	34,695	35,992	102,586	121,257

Operating income (loss)	(21,962)	(20,763)	(61,681)	(48,471)

Other income (expenses):
Interest income, net	147	80	597	396
Gain (loss) on investments, net	(615)	—	(222)	2,371
Equity in net loss of Rhapsody	(735)	(1,530)	(13,831)	(4,170)
Other income (expense), net	297	325	628	153

Total other income (expense), net	(906)	(1,125)	(12,828)	(1,250)

Income (loss) before income taxes	(22,868)	(21,888)	(74,509)	(49,721)
Income tax expense (benefit)	(1,684)	290	(1,075)	1,256

Net income (loss)	$(21,184)	$(22,178)	$(73,434)	$(50,977)

Basic net income (loss) per share	$(0.59)	$(0.62)	$(2.03)	$(1.42)
Diluted net income (loss) per share	$(0.59)	$(0.62)	$(2.03)	$(1.42)

Shares used to compute basic net income (loss) per share	36,191	36,003	36,134	35,912
Shares used to compute diluted net income (loss) per share	36,191	36,003	36,134	35,912

RealNetworks, Inc. and Subsidiaries
Condensed Consolidated Balance Sheets
(Unaudited)

	September 30, 2015	December 31, 2014
	(in thousands)
ASSETS
Current assets:
Cash and cash equivalents	$61,831	$103,253
Short-term investments	50,412	58,453
Trade accounts receivable, net	20,534	15,257
Deferred costs, current portion	324	702
Deferred tax assets, current	640	652
Prepaid expenses and other current assets	5,953	8,980
Total current assets	139,694	187,297

Equipment, software, and leasehold improvements, at cost:
Equipment and software	69,437	74,100
Leasehold improvements	3,592	3,590
Total equipment, software, and leasehold improvements	73,029	77,690
Less accumulated depreciation and amortization	62,353	61,442
Net equipment, software, and leasehold improvements	10,676	16,248

Restricted cash equivalents and investments	3,000	3,000
Investment in and advances to Rhapsody	—	10,000
Available for sale securities	1,756	2,676
Other assets	2,520	2,299
Deferred costs, non-current portion	145	316
Deferred tax assets, net, non-current portion	1,959	999
Other intangible assets, net	2,813	10,109
Goodwill	13,101	17,355

Total assets	$175,664	$250,299

LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities:
Accounts payable	$15,853	$18,653
Accrued and other current liabilities	23,890	25,286
Deferred tax liabilities, net, current portion	1,602	1,628
Deferred revenue, current portion	3,638	5,301
Total current liabilities	44,983	50,868

Deferred revenue, non-current portion	98	235
Deferred rent	637	1,215
Deferred tax liabilities, net, non-current portion	156	702
Other long-term liabilities	2,228	81

Total liabilities	48,102	53,101

Shareholders' equity	127,562	197,198

Total liabilities and shareholders' equity	$175,664	$250,299

RealNetworks, Inc. and Subsidiaries
Condensed Consolidated Statements of Cash Flows
(Unaudited)

	Nine Months Ended September 30,
	2015	2014
	(in thousands)

Cash flows from operating activities:
Net income (loss)	$(73,434)	$(50,977)
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Depreciation and amortization	7,952	8,876
Stock-based compensation	3,761	4,158
Extinguishment of liability	—	(10,580)
Equity in net loss of Rhapsody	13,831	4,170
Accrued loss (gain) on excess office facilities	2,208	480
Deferred income taxes, net	(1,531)	(64)
Loss (gain) on investments, net	222	(2,371)
Realized translation gain	(264)	(48)
Fair value of warrants, net of mark to market adjustments	(1,078)	—
Net change in certain operating assets and liabilities	(7,636)	714
Net cash provided by (used in) operating activities	(55,969)	(45,642)
Cash flows from investing activities:
Purchases of equipment, software, and leasehold improvements	(1,110)	(2,054)
Proceeds from sale of available for sale securities	459	2,754
Purchases of short-term investments	(52,475)	(63,574)
Proceeds from sales and maturities of short-term investments	60,516	74,546
Acquisitions, net of cash acquired	(161)	(733)
Advance to Rhapsody	(5,000)	—
Receipt of payment from Rhapsody	5,000	—
Proceeds from the sale of Slingo and Social Casino business	10,000	—
Other	—	(467)
Net cash provided by (used in) investing activities	17,229	10,472
Cash flows from financing activities:
Proceeds from issuance of common stock (stock options and stock purchase plan)	297	641
Tax payments from shares withheld upon vesting of restricted stock	(69)	(403)
Payment of contingent consideration	—	(696)
Net cash provided by (used in) financing activities	228	(458)
Effect of exchange rate changes on cash and cash equivalents	(2,910)	(1,534)
Net increase (decrease) in cash and cash equivalents	(41,422)	(37,162)
Cash and cash equivalents, beginning of period	103,253	151,235
Cash and cash equivalents, end of period	$61,831	$114,073

RealNetworks, Inc. and Subsidiaries
Supplemental Financial Information
(Unaudited)

	2015			2014
	Q3	Q2	Q1	Q4	Q3	Q2	Q1
	(in thousands)
Net Revenue by Line of Business
RealPlayer Group (A)	$6,565	$7,344	$8,013	$8,865	$6,565	$8,556	$15,215
Mobile Entertainment (B)	16,414	18,515	14,480	17,616	19,190	23,182	19,913
Games (C)	7,844	8,095	8,104	9,025	8,402	9,087	10,596
Total net revenue	$30,823	$33,954	$30,597	$35,506	$34,157	$40,825	$45,724

Net Revenue by Product
RealPlayer Group
- License (D)	$3,628	$4,208	$4,672	$4,496	$3,255	$3,273	$5,018
- Subscriptions (E)	2,217	2,435	2,408	2,691	2,680	2,569	2,777
- Media Properties (F)	720	701	933	1,678	630	2,714	7,420

Mobile Entertainment
- SaaS (G)	16,147	18,155	13,298	16,727	17,919	20,175	18,463
- Technology License & Other (H)	267	360	1,182	889	1,271	3,007	1,450

Games
- License (I)	4,128	3,943	3,835	3,854	2,988	3,399	3,849
- Subscriptions (J)	3,231	3,373	3,570	3,947	4,320	4,440	5,241
- Media Properties (K)	485	779	699	1,224	1,094	1,248	1,506

Total net revenue	$30,823	$33,954	$30,597	$35,506	$34,157	$40,825	$45,724

Net Revenue by Geography
United States	$11,460	$12,303	$12,349	$13,860	$12,280	$15,092	$20,428
Rest of world	19,363	21,651	18,248	21,646	21,877	25,733	25,296
Total net revenue	$30,823	$33,954	$30,597	$35,506	$34,157	$40,825	$45,724

Net Revenue by Line of Business
(A) The RealPlayer Group primarily includes revenue from RealPlayer and related products, such as the distribution of third-party software products, advertising on RealPlayer websites, and sales of RealPlayer Plus software licenses to consumers, sales of intellectual property licenses, and consumer subscriptions such as RealPlayer Cloud, RealTimesTM, and SuperPass.

(B) The Mobile Entertainment division primarily includes revenue from SaaS services and sales of professional services provided to mobile carriers.
(C) The Games division primarily includes revenue from sales of games licenses, online games subscription services, advertising on games sites and social network sites, microtransactions from online and social games, and sales of mobile games.

Net Revenue by Product
(D) Licensing revenue within the RealPlayer Group includes sales of intellectual property licenses and RealPlayer Plus software licenses to consumers.
(E) Subscriptions revenue within the RealPlayer Group includes revenue from subscriptions such as our RealPlayer Cloud, RealTimes and SuperPass offerings.
(F) Media Properties revenue within the RealPlayer Group includes distribution of third-party software products and advertising on RealPlayer websites.
(G) SaaS revenue within Mobile Entertainment includes revenue from music on demand, ringback tones, intercarrier messaging services provided to network services providers who are largely mobile phone networks.

(H) Technology licensing and other revenue within Mobile Entertainment includes revenue from professional services provided to mobile carriers.
(I) Licensing revenue within Games includes retail games-related revenue and sales of mobile games.
(J) Subscriptions revenue within Games includes revenue from online games subscriptions as well as microtransactions from mobile and social games.
(K) Media Properties revenue within Games includes distribution of third-party software products and advertising on games sites and social network sites.

RealNetworks, Inc. and Subsidiaries
Segment Results of Operations
(Unaudited)

	2015		2014	2015	2014
	Q3	Q2	Q3	YTD	YTD
	(in thousands)
RealPlayer Group

Net revenue	$6,565	$7,344	$6,565	$21,922	$30,336
Cost of revenue	3,902	4,317	3,566	12,331	10,704
Gross profit	2,663	3,027	2,999	9,591	19,632

Gross margin	41%	41%	46%	44%	65%

Operating expenses	11,492	13,001	12,392	36,868	42,668
Operating income (loss)	$(8,829)	$(9,974)	$(9,393)	$(27,277)	$(23,036)

Adjusted EBITDA	$(8,224)	$(9,411)	$(8,770)	$(25,510)	$(21,154)

Mobile Entertainment

Net revenue	$16,414	$18,515	$19,190	$49,409	$62,285
Cost of revenue	11,518	13,079	12,626	34,103	38,874
Gross profit	4,896	5,436	6,564	15,306	23,411

Gross margin	30%	29%	34%	31%	38%

Operating expenses	5,219	5,301	7,086	16,153	26,126
Operating income (loss)	$(323)	$135	$(522)	$(847)	$(2,715)

Adjusted EBITDA	$473	$1,013	$447	$1,711	$916

Games

Net revenue	$7,844	$8,095	$8,402	$24,043	$28,085
Cost of revenue	2,513	2,286	2,573	7,593	8,419
Gross profit	5,331	5,809	5,829	16,450	19,666

Gross margin	68%	72%	69%	68%	70%

Operating expenses	6,431	8,719	8,658	23,833	27,193
Operating income (loss)	$(1,100)	$(2,910)	$(2,829)	$(7,383)	$(7,527)

Adjusted EBITDA	$(716)	$(2,354)	$(2,246)	$(5,853)	$(5,718)

Corporate

Net revenue	$—	$—	$—	$—	$—
Cost of revenue	157	150	163	442	503
Extinguishment of liability	—	—	—	—	(10,580)
Gross profit	(157)	(150)	(163)	(442)	10,077

Gross margin	N/A	N/A	N/A	N/A	N/A

Operating expenses	11,553	7,808	7,856	25,732	25,270
Operating income (loss)	$(11,710)	$(7,958)	$(8,019)	$(26,174)	$(15,193)

Adjusted EBITDA	$(3,727)	$(4,449)	$(3,788)	$(11,917)	$(15,400)

Total

Net revenue	$30,823	$33,954	$34,157	$95,374	$120,706
Cost of revenue	18,090	19,832	18,928	54,469	58,500
Extinguishment of liability	—	—	—	—	(10,580)
Gross profit	12,733	14,122	15,229	40,905	72,786

Gross margin	41%	42%	45%	43%	60%

Operating expenses	34,695	34,829	35,992	102,586	121,257
Operating income (loss)	$(21,962)	$(20,707)	$(20,763)	$(61,681)	$(48,471)

Adjusted EBITDA	$(12,194)	$(15,201)	$(14,357)	$(41,569)	$(41,356)

RealNetworks, Inc. and Subsidiaries
Reconciliation of segment GAAP operating income (loss) to adjusted EBITDA by segment
(Unaudited)

	2015		2014	2015	2014
	Q3	Q2	Q3	YTD	YTD
	(in thousands)
RealPlayer Group

Reconciliation of segment GAAP operating income (loss) to adjusted EBITDA by segment:

Operating income (loss)	$(8,829)	$(9,974)	$(9,393)	$(27,277)	$(23,036)
Acquisitions related intangible asset amortization	86	85	103	259	288
Depreciation and amortization	519	478	520	1,508	1,594
Adjusted EBITDA	$(8,224)	$(9,411)	$(8,770)	$(25,510)	$(21,154)

Mobile Entertainment

Reconciliation of segment GAAP operating income (loss) to adjusted EBITDA by segment:

Operating income (loss)	$(323)	$135	$(522)	$(847)	$(2,715)
Acquisitions related intangible asset amortization	303	299	287	906	1,522
Depreciation and amortization	493	579	682	1,652	2,109
Adjusted EBITDA	$473	$1,013	$447	$1,711	$916

Games

Reconciliation of segment GAAP operating income (loss) to adjusted EBITDA by segment:

Operating income (loss)	$(1,100)	$(2,910)	$(2,829)	$(7,383)	$(7,527)
Acquisitions related intangible asset amortization	170	312	314	775	942
Depreciation and amortization	214	244	269	755	867
Adjusted EBITDA	$(716)	$(2,354)	$(2,246)	$(5,853)	$(5,718)

Corporate

Reconciliation of segment GAAP operating income (loss) to adjusted EBITDA by segment:

Operating income (loss)	$(11,710)	$(7,958)	$(8,019)	$(26,174)	$(15,193)
Other income (expense), net	297	(112)	325	628	153
Depreciation and amortization	1,273	394	556	2,097	1,554
Lease exit and related charges	2,121	9	154	2,208	703
Restructuring and other charges	3,114	1,964	2,048	5,563	3,805
Stock-based compensation	1,178	1,254	1,148	3,761	4,158
Extinguishment of liability	—	—	—	—	(10,580)
Adjusted EBITDA	$(3,727)	$(4,449)	$(3,788)	$(11,917)	$(15,400)

Total

Reconciliation of GAAP operating income (loss) to adjusted EBITDA:

Operating income (loss)	$(21,962)	$(20,707)	$(20,763)	$(61,681)	$(48,471)
Other income (expense), net	297	(112)	325	628	153
Acquisitions related intangible asset amortization	559	696	704	1,940	2,752

Depreciation and amortization	2,499	1,695	2,027	6,012	6,124
Lease exit and related charges	2,121	9	154	2,208	703
Restructuring and other charges	3,114	1,964	2,048	5,563	3,805
Stock-based compensation	1,178	1,254	1,148	3,761	4,158
Extinguishment of liability	—	—	—	—	(10,580)
Adjusted EBITDA	$(12,194)	$(15,201)	$(14,357)	$(41,569)	$(41,356)